Summary
Prospectus

December 29, 2025
Goldman Sachs Hedge Industry VIP ETF
Ticker: GVIP  Stock Exchange: NYSE Arca, Inc.
Before you invest, you may want to review the Goldman Sachs Hedge Industry VIP ETF (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders and other information about the Fund online at dfinview.com/GoldmanSachs. You can also get this information at no cost by calling 800-621-2550 or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated December 29, 2025, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP IndexTM (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Expense Example
This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

Portfolio Turnover
The Fund may pay transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in total annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2025 was 137% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.
The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is normally reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance. Given the

2 Summary Prospectus — Goldman Sachs Hedge Industry VIP ETF
Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.
The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of December 1, 2025, the Index consisted of 50 securities with a market capitalization range of between approximately $6.9 billion and $4.3 trillion, and an average market capitalization of approximately $604.9 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.
The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.
The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.
THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Calculation Methodology Risk.  The Index relies on various sources of information to assess the criteria of issuers included in the Index, including fundamental information that may be based on assumptions and estimates. Neither the Fund, the Investment Adviser nor the Index Provider can offer assurances that the Index’s calculation methodology or sources of information will provide a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Communication Services Sector  Risk. Companies in the communication services sector may be subject to the risks of industry competition, substantial capital requirements, government regulations and obsolescence of communications products and services due to rapidly-changing technological landscape.
Depositary Receipts Risk.  Foreign securities may trade in the form of depositary receipts, which include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. The issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Form Filings and Public Data Risk.  The public filings (including Form 13F filings) used in the construction of the Index, which disclose holdings as of the end of each calendar quarter, are filed up to 45 days after the end of the calendar quarter, rendering certain information stale. Accordingly, a given investor may have already exited positions disclosed on a form by the time the filing is available to the Fund. Further, Form 13F filings may only disclose a subset of a particular investor’s holdings, as not all securities are required to be reported. As a result, a Form 13F may not provide a complete picture of the holdings of a given investor. Because Form 13F filings are publicly available, it is possible that other investors are also monitoring these filings and investing accordingly, which could result in inflation of the share price of securities included in the Index.
Index Risk.  The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble, and the Fund does not take defensive positions in declining markets. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index Provider relies on third party data it believes to be reliable in constructing the Index, but it does not guarantee the accuracy or availability of any such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Index.
Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.
Investment Style Risk.  The Index is intended to provide exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds, and as a result the Index may be more volatile and/or underperform relative to a more broadly based conventional

3 Summary Prospectus — Goldman Sachs Hedge Industry VIP ETF
index. The Index is not intended to provide exposure to the entire investment portfolio of any hedge fund manager, hedge fund or group of hedge funds or to the investment techniques or strategies employed by hedge fund managers. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Large Shareholder Risk.  Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca, Inc. (“NYSE Arca”) and may, therefore, have a material upward or downward effect on the market price of the Shares.
Market Risk. The value of the securities in which the Fund  invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments.
Market Trading Risk. The net asset value (“NAV”) of the Fund and the value of your investment may fluctuate. Market prices of Shares may fluctuate, in some cases significantly,  in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for Shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. Any of these factors, among others, may result in Shares trading at a significant premium or discount to NAV, which will be reflected in the intraday bid/ask spreads and/or the closing price of Shares as compared to NAV. In addition, because liquidity in certain underlying securities may fluctuate, Shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Additionally, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover involves correspondingly greater expenses borne by the Fund and its shareholders, and may also result in short-term capital gains taxable to shareholders, but this risk is expected to be mitigated by in-kind redemptions.
Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
Tracking Error Risk.  Tracking error is the divergence of the Fund’s performance from that of the Index. The performance of the Fund may diverge from that of the Index for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the Investment Company Act of 1940, as amended (the “Investment Company Act”), to meet the issuer diversification requirements of the Internal Revenue Code of 1986, as amended  (the “Code”), applicable to regulated investment companies,  or as a result of local market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its affiliates.  As the Index may consist of relatively few securities or issuers, tracking error may be heightened at times that the Fund is limited by restrictions on potential investments.
Valuation Risk.  The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. Because non-U.S. exchanges may be open on days when a Fund does not price its Shares, the value of foreign securities or assets in the Fund’s portfolio may change on days when investors will not be able to purchase or sell the Fund’s Shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.  NAV calculation may also be impacted by operational risks arising from factors such as failures in systems and technology.

4 Summary Prospectus — Goldman Sachs Hedge Industry VIP ETF

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Shares from year to year; and (b) how the average annual total returns of the Fund’s Shares compare to those of the Fund's Index and a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at am.gs.com or by calling the appropriate phone number on the back cover of the Prospectus.
CALENDAR YEAR

	Returns	Quarter ended
Year-to-Date Return	23.46%	September 30, 2025

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	28.97%	June 30, 2020
Worst Quarter Return	-23.65%	June 30, 2022

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2024
	1 Year	5 Years	Since Inception	Inception Date
Goldman Sachs Hedge Industry VIP ETF				11/1/2016
Returns Before Taxes	29.71%	14.65%	15.30%
Returns After Taxes on Distributions	29.62%	14.58%	14.51%
Returns After Taxes on Distributions and Sale of Fund Shares	17.65%	11.79%	12.15%
Goldman Sachs Hedge Fund VIP Index™ TR	30.29%	15.16%	15.77%
S&P 500® Index	24.94%	14.51%	15.35%
Benchmark returns do not reflect any deductions for fees or expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager:  Raj Garigipati, Managing Director, has managed the Fund since November 2016.
Buying and Selling Fund Shares
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because Shares trade at market prices, rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) (the “bid-ask spread”) when buying or selling Shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at am.gs.com.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), GSAM or other related companies may pay the intermediary for the sale of Fund Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
EQTYETFSUM2-25